UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 27, 2007 (June 26, 2007)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR  230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

Item 2.03.       Creation of a Direct Financial Obligation of a Registrant

            On June 26, 2007, the Registrant entered into an amended and restated agreement, attached hereto as Exhibit 99, with respect to the Registrant's $1 billion unsecured revolving credit facility (the "Agreement") to, among other changes, extend the maturity of the facility to June 26, 2012.  Under the agreement the Registrant can borrow for general corporate purposes, including to support commercial paper debt.  The other parties to the Agreement are JPMorgan Chase Bank, N.A., as Administrative Agent and as a Lender; Citibank, N.A., as Syndication Agent and as a Lender; Barclay's Bank PLC, as a Documentation Agent and as a Lender; Deutsche Bank AG New York Branch, as a Documentation Agent and as a Lender; SunTrust Bank, as a Documentation Agent and as a Lender; Wachovia Bank, National Association, as a Documentation Agent and as a Lender; and Bank of Tokyo - Mitsubishi UFJ Trust Company; Merrill Lynch Bank USA; William Street Commitment Corporation; Bank of America, N.A.; Bayerische Landesbank; Fifth Third Bank; PNC Bank; Societe Generale; Sumitomo Mitsui Banking Corporation; The Bank of New York; The Northern Trust Company; U.S. Bank, N.A.; and UBS Loan Finance LLC as Lenders that are signatories to the Agreement, as well other parties that may become Lenders from time to time under the Agreement's provisions.

            Interest rates under the facility vary based on the type of loan made and range from the Prime Rate of JPMorgan Chase Bank, N.A. to incremental increases over LIBOR, with such increases based in some cases on the rating of the Registrant's unsecured long-term debt.  The Agreement also has typical financial covenants, including covenants pertaining to the Registrant's borrowing ratios, as well as limitations on other debt that may be incurred by the Registrant and its subsidiaries, all as more fully described in the attached Exhibit.

            With respect to the other parties to the Agreement, the Registrant has or may have had customary banking relationships based on the provision of a variety of financial services, including pension fund, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party.

            No direct financial obligations of the Registrant have arisen under the Agreement as of the date hereof.

Item 9.01.       Financial Statements and Exhibits

 (d)        Exhibits

             The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99	Amended and Restated Credit Agreement dated as of June 26, 2007, with respect to the Registrant's $1 billion, unsecured revolving credit facility.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Dezora M. Martin

                                                            _________________________________

                                                            Name:  Dezora M. Martin
                                                            Title:     Corporate Secretary

Date:    June 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
99	Amended and Restated Credit Agreement dated as of June 26, 2007, with respect to the Registrant's $1 billion, unsecured revolving credit facility.